Exhibit 99.1

CorEnergy Announces Third Quarter 2016 Results

KANSAS CITY, Mo. – November 2, 2016 - CorEnergy Infrastructure Trust, Inc. (NYSE: CORR, CORRPrA) (“CorEnergy” or the “Company”) today announced financial results for the third quarter ended September 30, 2016.

Recent Developments

•
Delivered Net Income of $0.68 per common share (diluted), NAREIT Funds from Operations (NAREIT FFO)[1] of $1.01 per share (diluted), Funds from Operations (FFO)[1] of $0.96 per share (diluted) and Adjusted Funds from Operations (AFFO)[1] of $0.98 per share (diluted)

•	Declared common stock dividend of $0.75 per share ($3.00 annualized) for the third quarter

•	All tenants continue to make timely rent payments

•	Restructured the Four Wood Financing Note and expects to convert a portion to a preferred equity interest

•	Nathan Poundstone joins CorEnergy team as incoming Chief Accounting Officer

Third Quarter 2016 Performance Summary

Results for the third quarter of 2016 were approximately flat sequentially and include Total Revenue of $22.1 million. Net Income for the third quarter was $8.2 million, or $0.68 per common share (diluted).  AFFO for the third quarter was $13.0 million, or $0.98 per share (diluted). Management uses AFFO as a measure of long-term sustainable operational performance. For completeness, we present other measures of income in the table below:

	Third Quarter Ended September 30, 2016
		Per Share
	Total	Basic	Diluted
Net Income (Attributable to Common Stockholders)[1]	$8,194,076	$0.69	$0.68
NAREIT Funds from Operations (NAREIT FFO)[1]	$13,319,800	$1.12	$1.01
Funds From Operations (FFO)[1]	$12,535,284	$1.06	$0.96
Adjusted Funds From Operations (AFFO)[1]	$13,033,630	$1.10	$0.98

NAREIT FFO, FFO, and AFFO are non-GAAP measures. Reconciliations of NAREIT FFO, FFO and AFFO, as presented, to Net Income Attributable to CorEnergy Stockholders are included at the end of this press release. See Note 1 for additional information.

Nathan Poundstone joins CorEnergy Management Team

Nathan Poundstone recently joined the CorEnergy management team and will serve as Chief Accounting Officer following the filing of the third quarter Form 10-Q. Prior to joining CorEnergy, Mr. Poundstone was a Vice President and Chief Accounting Officer of CVR Energy, a publicly traded holding company focused on the petroleum refining and nitrogen fertilizer manufacturing industries. This company included two consolidated publicly traded master limited partnerships, CVR Refining LP and CVR Partners LP. Prior to that, Mr. Poundstone served in various audit and professional practice roles as a senior manager with KPMG, LLP. He holds a Bachelor of Arts Degree in Accounting from the University of Northern Iowa and is a Certified Public Accountant.

Becky Sandring will utilize her real estate investment trust tax and structuring expertise on business development initiatives as a Senior Vice President of CorEnergy.

“We are excited to have Nate join the CorEnergy team. He brings with him an extensive background in the energy-focused accounting field and we look forward to having him streamline and enhance our accounting and disclosure process,” said CorEnergy CEO Dave Schulte. “We are also pleased to have Becky focus her efforts on business development, highlighting her ability to implement specialized accounting practices on infrastructure assets.”

Portfolio Update

Pinedale Liquids Gathering System:   During the third quarter, CorEnergy filed proofs of claim with the bankruptcy court handling the Ultra Petroleum bankruptcies. Additionally, the Company filed a motion to dismiss our tenant, Ultra Wyoming LGS from the bankruptcy process, to which UPL filed a response. Since that time, UPL published financial projections which CorEnergy believes are based on uninterrupted access to the Pinedale LGS, and stated that losing access to the Pinedale LGS upon rejection of the lease would cost hundreds of millions of dollars in foregone revenue.  Since UPL has nonetheless threatened to reject the lease and construct access to a replacement system, CorEnergy and Ultra LGS have agreed to a non-binding mediation. December 15th has been set as the new deadline for Ultra LGS to accept or reject the Pinedale LGS Lease.

Grand Isle Gathering System: In September, Energy XXI Ltd, the parent company of the tenant of the GIGS, received approval of its Supplement to the Third Amended Disclosure Statement. The deadline to object to the Reorganization Plan and assumed contracts and leases was October 31, 2016 and the deadline for voting on the Plan of Reorganization was November 1, 2016. The confirmation hearing is scheduled to begin on November 7, 2016. The bankruptcy court extended EXXI’s exclusivity period to November 14, 2016. Please refer to Energy XXI’s bankruptcy filings for updates to these events and the bankruptcy process.

Four Wood Financing Note:  CorEnergy restructured its financing note with SWD Enterprises and expects to convert a portion of the loan into an ownership interest in the borrower in the form of a preferred equity interest. AFFO will not increase until Four Wood generates sustainable operating margins and the reserve for collection has been removed.

Dividend Declaration

Common Stock: A third quarter common stock cash dividend of $0.75 ($3.00 annualized) was declared on October 26, 2016, payable on November 30, 2016. CorEnergy maintains a quarterly common stock dividend payment cycle of February, May, August and November.

Preferred Stock: For the Company’s 7.375% Series A Cumulative Redeemable Preferred Stock, a cash dividend of $0.4609375 per depositary share was declared for the third quarter, payable on November 30, 2016. The preferred dividends, which equate to an annual payment of $1.84375 per depositary share, are paid on or about the last day of February, May, August and November.

Outlook

CorEnergy intends to continue paying dividends based on rents received, pending the outcomes of the bankruptcy processes. With the parent company of our GIGS tenant and the tenant of the Pinedale LGS currently reorganizing pursuant to Chapter 11 bankruptcy proceedings, we refer investors to the risk factors in our 10-Q filings as to the potential risks associated with unexpired leases. We expect the significant bankruptcy milestones for EXXI and UPL will have occurred and been disclosed to the public prior to any of the new acquisition opportunities we are currently analyzing being ready for funding and execution.

Third Quarter 2016 Earnings Conference Call

CorEnergy will host a listen-only conference call on Thursday, November 3, 2016, at 1:00 p.m. Central Time to discuss its financial results.   Please dial into the call at 877-407-8035 (for international, 1-201-689-8035) approximately five to ten minutes prior to the scheduled start time. The call will also be webcast in a listen-only format. A link to the webcast will be accessible at corenergy.reit.  Consistent with prior quarter, the call will be limited to providing brief commentary on the financial results and status of bankruptcy processes.

A replay of the call will be available until 11:59 p.m. Eastern Time December 3, 2016 by dialing 877-660-6853 (for international, 1-201-612-7415). The Conference ID is 13648846. A replay of the conference call will also be available on the Company’s website.

About CorEnergy Infrastructure Trust, Inc.

CorEnergy Infrastructure Trust, Inc. (NYSE: CORR, CORRPrA), is a real estate investment trust (REIT) that owns essential midstream and downstream energy assets, such as pipelines, storage terminals, and transmission and distribution assets. We seek long-term contracted revenue from operators of our assets, primarily under triple net participating leases. For more information, please visit corenergy.reit.

Forward-Looking Statements

This press release contains certain statements that may include "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements, other than statements of historical fact, included herein are "forward-looking statements." Although CorEnergy believes that the expectations reflected in these forward-looking statements are reasonable, they do involve assumptions, risks and uncertainties, and these expectations may prove to be incorrect. Actual results could differ materially from those anticipated in these forward-looking statements as a result of a variety of factors, including those discussed in CorEnergy’s reports that are filed with the Securities and Exchange Commission. You should not place undue reliance on these forward-looking statements, which speak only as of the date of this press release. Other than as required by law, CorEnergy does not assume a duty to update any forward-looking statement. In particular, any distribution paid in the future to our stockholders will depend on the actual performance of CorEnergy, its costs of leverage and other operating expenses and will be subject to the approval of CorEnergy’s Board of Directors and compliance with leverage covenants.

Contacts

CorEnergy Infrastructure Trust, Inc.

Investor Relations

Lesley Robertshaw, 877-699-CORR (2677)

info@corenergy.reit

Notes

1NAREIT FFO represents net income (computed in accordance with GAAP), excluding gains (or losses) from sales of depreciable operating property, impairment losses of depreciable properties, real estate-related depreciation, amortization (excluding amortization of deferred financing costs or loan origination costs) and after adjustments for unconsolidated partnerships and non-controlling interests. Adjustments for non-controlling interests are calculated on the same basis. FFO as we have presented it here, is derived by further adjusting NAREIT FFO for distributions received from investment securities, income tax expense (benefit) from investment securities, net distributions and dividend income and net realized and unrealized gain or loss on other equity securities. CorEnergy defines AFFO as FFO Adjusted for Securities Investments plus provision from loan losses, net of tax, transaction costs, amortization of debt issuance costs, amortization of deferred leasing costs, accretion of asset retirement obligations, income tax expense (benefit) unrelated to securities investments and provision for loan losses, above market rent, noncash costs associated with derivative instruments and certain costs of non-recurring nature, less maintenance, capital expenditures (if any), amortization of debt premium and other adjustments as deemed appropriate by management. Reconciliations of NAREIT FFO, FFO Adjusted for Securities Investments and AFFO to Adjusted EBITDA and to Net Income Attributable to Common Stockholders are included in the additional financial information attached to this press release.

Consolidated Balance Sheets (Unaudited)

	September 30, 2016	December 31, 2015
Assets
Leased property, net of accumulated depreciation of $47,520,455 and $33,869,263	$495,640,396	$509,226,215
Property and equipment, net of accumulated depreciation of $8,454,299 and $5,948,988	117,534,873	119,629,978
Financing notes and related accrued interest receivable, net of reserve of $4,100,000 and $13,784,137	1,500,000	7,675,626
Other equity securities, at fair value	9,465,736	8,393,683
Cash and cash equivalents	10,107,754	14,618,740
Accounts and other receivables	16,358,597	10,431,240
Deferred costs, net of accumulated amortization of $1,984,580 and $2,717,609	3,408,620	4,187,271
Prepaid expenses and other assets	614,788	491,024
Deferred tax asset	1,589,558	1,606,976
Goodwill	1,718,868	1,718,868
Total Assets	$657,939,190	$677,979,621
Liabilities and Equity
Secured credit facilities, net (including $9,574,465 and $0 with related party)	$91,698,387	$105,440,842
Unsecured convertible senior notes, net of discount and debt issuance costs of $2,951,902 and $3,576,090 respectively	111,048,098	111,423,910
Asset retirement obligation	13,381,604	12,839,042
Accounts payable and other accrued liabilities	4,610,452	2,317,774
Management fees payable	1,743,599	1,763,747
Unearned revenue	343,295	—
Total Liabilities	$222,825,435	$233,785,315
Equity
Series A Cumulative Redeemable Preferred Stock 7.375%, $56,250,000 liquidation preference ($2,500 per share, $0.001 par value), 10,000,000 authorized; 22,500 issued and outstanding at September 30, 2016, and December 31, 2015	$56,250,000	56,250,000
Capital stock, non-convertible, $0.001 par value; 11,876,389 and 11,939,697 shares issued and outstanding at September 30, 2016, and December 31, 2015 (100,000,000 shares authorized)	11,876	11,940
Additional paid-in capital	351,754,151	361,581,507
Accumulated other comprehensive income (loss)	(14,235)	190,797
Total CorEnergy Equity	408,001,792	418,034,244
Non-controlling Interest	27,111,963	26,160,062
Total Equity	435,113,755	444,194,306
Total Liabilities and Equity	$657,939,190	$677,979,621

Consolidated Statements of Income (Unaudited)

	For the Three Months Ended		For the Nine Months Ended
	September 30, 2016	September 30, 2015	September 30, 2016	September 30, 2015
Revenue
Lease revenue	$16,996,155	$16,966,056	$50,988,299	$31,102,036
Transportation and distribution revenue	5,119,330	3,557,096	15,283,461	10,753,810
Financing revenue	—	182,604	162,344	1,511,900
Sales revenue	—	1,434,694	—	5,442,257
Total Revenue	22,115,485	22,140,450	66,434,104	48,810,003
Expenses
Transportation and distribution expenses	1,482,161	1,120,862	4,222,792	3,590,855
Cost of Sales	—	382,851	—	2,201,139
General and administrative	3,021,869	2,837,762	9,084,961	7,311,610
Depreciation, amortization and ARO accretion expense	5,744,266	5,836,665	16,778,109	13,381,483
Provision for loan loss and disposition	—	7,951,137	5,014,466	7,951,137
Total Expenses	10,248,296	18,129,277	35,100,328	34,436,224
Operating Income	$11,867,189	$4,011,173	$31,333,776	$14,373,779
Other Income (Expense)
Net distributions and dividend income	$277,523	$241,563	$867,265	$1,025,381
Net realized and unrealized gain (loss) on other equity securities	1,430,858	(1,408,751)	1,001,771	(915,568)
Interest expense	(3,520,856)	(3,854,913)	(10,987,677)	(6,129,073)
Total Other Income (Expense)	(1,812,475)	(5,022,101)	(9,118,641)	(6,019,260)
Income before income taxes	10,054,714	(1,010,928)	22,215,135	8,354,519
Taxes
Current tax expense (benefit)	95,125	105,020	(378,954)	645,255
Deferred tax expense (benefit)	388,027	(1,953,973)	17,418	(2,222,706)
Income tax expense (benefit), net	483,152	(1,848,953)	(361,536)	(1,577,451)
Net Income	9,571,562	838,025	22,576,671	9,931,970
Less: Net Income attributable to non-controlling interest	340,377	410,806	999,838	1,232,985
Net Income attributable to CorEnergy Stockholders	$9,231,185	$427,219	$21,576,833	$8,698,985
Preferred dividend requirements	1,037,109	1,037,109	3,111,327	2,811,718
Net Income (loss) attributable to Common Stockholders	$8,194,076	$(609,890)	$18,465,506	$5,887,267

Net Income	$9,571,562	$838,025	$22,576,671	$9,931,970
Other comprehensive income (loss):
Changes in fair value of qualifying hedges attributable to CorEnergy stockholders	3,039	(223,176)	(205,032)	(481,081)
Changes in fair value of qualifying hedges attributable to non-controlling interest	710	(52,180)	(47,937)	(112,479)
Net Change in Other Comprehensive Income (Loss)	$3,749	$(275,356)	$(252,969)	$(593,560)
Total Comprehensive Income	9,575,311	562,669	22,323,702	9,338,410
Less: Comprehensive income attributable to non-controlling interest	341,087	358,626	951,901	1,120,506
Comprehensive Income attributable to CorEnergy Stockholders	$9,234,224	$204,043	$21,371,801	$8,217,904
Earnings (Loss) Per Common Share:
Basic	$0.69	$(0.05)	$1.55	$0.57
Diluted	$0.68	$(0.05)	$1.55	$0.57
Weighted Average Shares of Common Stock Outstanding:
Basic	11,872,729	11,924,148	11,909,431	10,266,380
Diluted	15,327,274	11,924,148	11,909,431	10,266,380
Dividends declared per share	$0.750	$0.675	$2.250	$2.000

Consolidated Statements of Equity

	Capital Stock		Preferred Stock
	Shares	Amount	Amount	Additional Paid-in Capital	Accumulated Other Comprehensive Income	Retained Earnings	Non-Controlling Interest	Total
Balance at December 31, 2015	11,939,697	$11,940	$56,250,000	$361,581,507	$190,797	$—	$26,160,062	$444,194,306
Net income	—	—	—	—	—	21,576,833	999,838	22,576,671
Net change in cash flow hedges	—	—	—	—	(205,032)	—	(47,937)	(252,969)
Total comprehensive income (loss)	—	—	—	—	(205,032)	21,576,833	951,901	22,323,702
Repurchase of common stock	(90,613)	(91)	—	(2,041,760)	—	—	—	(2,041,851)
Series A preferred stock dividends	—	—	—	—	—	(3,111,327)	—	(3,111,327)
Common stock dividends	—	—	—	(8,339,820)	—	(18,465,506)	—	(26,805,326)
Common stock issued under director's compensation plan	2,551	2	—	59,998	—	—	—	60,000
Reinvestment of dividends paid to common stockholders	24,754	25	—	494,226	—	—	—	494,251
Balance at September 30, 2016 (Unaudited)	11,876,389	$11,876	$56,250,000	$351,754,151	$(14,235)	$—	$27,111,963	$435,113,755

Consolidated Statements of Cash Flows (Unaudited)

	For the Nine Months Ended
	September 30, 2016	September 30, 2015
Operating Activities
Net Income	$22,576,671	$9,931,970
Adjustments to reconcile net income to net cash provided by operating activities:
Deferred income tax, net	17,418	(2,222,706)
Depreciation, amortization and ARO accretion	18,334,719	14,757,322
Provision for loan loss	5,014,466	7,951,137
Gain on repurchase of convertible debt	(71,702)	—
Net distributions and dividend income, including recharacterization of income	(117,004)	(371,323)
Net realized and unrealized (gain) loss on other equity securities	(1,001,771)	915,568
Unrealized gain on derivative contract	(105,567)	(48,494)
Common stock issued under directors compensation plan	60,000	90,000
Changes in assets and liabilities:
Increase in accounts and other receivables	(5,434,028)	(1,326,469)
Decrease (increase) in financing note accrued interest receivable	95,114	(488,880)
Decrease (increase) in prepaid expenses and other assets	49,227	(70,846)
(Decrease) increase in management fee payable	(20,148)	628,676
Increase in accounts payable and other accrued liabilities	1,913,875	1,877,591
Increase (decrease) in unearned revenue	343,295	(711,230)
Net cash provided by operating activities	$41,654,565	$30,912,316
Investing Activities
Proceeds from assets and liabilities held for sale	644,934	7,678,246
Deferred lease costs	—	(329,220)
Acquisition expenditures	—	(251,113,605)
Purchases of property and equipment, net	(475,581)	(113,262)
Proceeds from asset foreclosure and sale	223,451	—
Increase in financing notes receivable	(202,000)	(39,248)
Return of capital on distributions received	3,393	87,995
Net cash provided (used) by investing activities	$194,197	$(243,829,094)
Financing Activities
Debt financing costs	(193,000)	(1,342,288)
Net offering proceeds on Series A preferred stock	—	54,210,476
Net offering proceeds on common stock	—	73,184,680
Net offering proceeds on convertible debt	—	111,262,500
Repurchases of common stock	(2,041,851)	—
Repurchases of convertible debt	(899,960)	—
Dividends paid on Series A preferred stock	(3,111,327)	(2,466,015)
Dividends paid on common stock	(26,311,075)	(19,929,939)
Distributions to non-controlling interest	—	(2,030,715)
Advances on revolving line of credit	44,000,000	45,392,332
Payments on revolving line of credit	—	(77,533,609)
Proceeds from term debt	—	45,000,000
Principal payments on credit facility	(57,802,535)	(3,546,000)
Net cash (used) provided by financing activities	$(46,359,748)	$222,201,422
Net Change in Cash and Cash Equivalents	$(4,510,986)	$9,284,644
Cash and Cash Equivalents at beginning of period	14,618,740	7,578,164
Cash and Cash Equivalents at end of period	$10,107,754	$16,862,808

Supplemental Disclosure of Cash Flow Information
Interest paid	$7,829,619	$2,657,567
Income taxes paid (net of refunds)	$42,200	$608,754

Non-Cash Investing Activities
Change in accounts and other receivables	$(450,000)	$—
Change in accounts payable and accrued expenses related to acquisition expenditures	$—	$(448,780)
Change in accounts payable and accrued expenses related to issuance of financing and other notes receivable	$—	$(39,248)
Net change in Assets Held for Sale, Property and equipment, Prepaid expenses and other assets, Accounts payable and other accrued liabilities and Liabilities held for sale	$(1,776,549)	$—

Non-Cash Financing Activities
Change in accounts payable and accrued expenses related to the issuance of common equity	$—	$(72,685)
Change in accounts payable and accrued expenses related to debt financing costs	$—	$35,472
Reinvestment of distributions by common stockholders in additional common shares	$494,251	$471,706

NAREIT FFO, FFO Adjusted for Securities Investment and AFFO Reconciliation

	For the Three Months Ended		For the Nine Months Ended
	September 30, 2016	September 30, 2015	September 30, 2016	September 30, 2015
Net Income attributable to CorEnergy Stockholders	$9,231,185	$427,219	$21,576,833	$8,698,985
Less:
Preferred Dividend Requirements	1,037,109	1,037,109	3,111,327	2,811,718
Net Income (loss) attributable to Common Stockholders	8,194,076	(609,890)	18,465,506	5,887,267
Add:
Depreciation	5,537,179	5,644,320	16,166,599	13,158,454
Less:
Non-Controlling Interest attributable to NAREIT FFO reconciling items	411,455	411,455	1,234,364	1,234,365
NAREIT funds from operations (NAREIT FFO)	13,319,800	4,622,975	33,397,741	17,811,356
Add:
Distributions received from investment securities	278,782	274,550	753,655	742,056
Income tax expense (benefit) from investment securities	645,083	(450,699)	703,211	50,398
Less:
Net distributions and dividend income	277,523	241,563	867,265	1,025,381
Net realized and unrealized gain (loss) on other equity securities	1,430,858	(1,408,751)	1,001,771	(915,568)
Funds from operations adjusted for securities investments (FFO)	12,535,284	5,614,014	32,985,571	18,493,997
Add:
Provision for loan losses, net of tax	—	6,667,823	4,409,359	6,667,823
Transaction costs	33,984	133,009	71,899	880,307
Amortization of debt issuance costs	469,004	699,386	1,556,607	1,313,026
Amortization of deferred lease costs	22,983	22,824	68,949	53,508
Accretion of asset retirement obligation	184,104	169,521	542,561	169,521
Income tax benefit	(161,931)	(114,940)	(459,640)	(344,535)
Amortization of above market leases	—	—	—	72,987
Unrealized gain associated with derivative instruments	(60,513)	(13,965)	(2,818)	(48,494)
Less:
EIP Lease Adjustment (1)	—	—	—	542,809
Non-Controlling Interest attributable to AFFO reconciling items	(10,715)	23,837	35,153	69,348
Adjusted funds from operations (AFFO)	$13,033,630	$13,153,835	$39,137,335	$26,645,983

Weighted Average Shares of Common Stock Outstanding:
Basic	11,872,729	11,924,148	11,909,431	10,266,380
Diluted (2)	15,327,274	15,408,998	15,379,792	11,466,292
NAREIT FFO attributable to Common Stockholders
Basic	$1.12	$0.39	$2.80	$1.73
Diluted (2)	$1.01	$0.39	$2.60	$1.73
FFO attributable to Common Stockholders
Basic	$1.06	$0.47	$2.77	$1.80
Diluted (2)	$0.96	$0.47	$2.57	$1.79
AFFO attributable to Common Stockholders
Basic	$1.10	$1.10	$3.29	$2.60
Diluted	$0.98	$0.98	$2.94	$2.50

(1) Based on the economic return to CorEnergy resulting from the sale of our 40 percent undivided interest in EIP, we determined that it was appropriate to eliminate the portion of EIP lease income attributable to return of capital, as a means to more accurately reflect the EIP lease revenue contribution to CorEnergy-sustainable AFFO. CorEnergy believes that the portion of the EIP lease revenue attributable to return of capital, unless adjusted, overstates CorEnergy's distribution-paying capabilities and is not representative of sustainable EIP income over the life of the lease. The Company completed the sale of EIP on April 1, 2015.
(2) The number of weighted average diluted shares represents the total diluted shares for periods when the Convertible Notes were dilutive in the per share amounts presented.  For periods presented without per share dilution, the number of weighted average diluted shares for the period is equal to the number of weighted average basic shares presented.